                                                                   EXHIBIT 10.9


                              AMENDED AND RESTATED
                           NEXTEL INTERNATIONAL, INC.
                              INCENTIVE EQUITY PLAN



        1. Purpose. The purpose of this Plan is to attract and retain directors and officers and other key employees of and consultants to Nextel International, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

        2.      Definitions.


        (a)     As used in this Plan,

        "Accelerated Vesting Period" means the period beginning on the effective date of a Change of Control and ending on the first anniversary of such effective date.

        "Accelerated Vesting Provision" means an Option Rights agreement provision pursuant to Section 4(g)(ii) of this Plan, a Deferred Shares agreement provision pursuant to Section 7(c)(ii) of this Plan or a Performance Shares or Performance Units agreement provision pursuant to Section 8(b)(ii) of this Plan.

        "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, including a Free-Standing Appreciation Right and a Tandem Appreciation Right.

        "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right.

        "Board" means the Board of Directors of the Corporation and, to the extent of any delegation by the Board to a committee of the Board (or a subcommittee thereof) pursuant to Section 17(a) of this Plan, such committee (or subcommittee).

        "Cause" means (i) the conviction of a felony involving an intentional act of fraud, embezzlement or theft in connection with one's duties or otherwise in the course of one's employment with an Employer, (ii) the intentional and wrongful damaging of property, contractual interests or business relationships of an Employer, (iii) the intentional and wrongful disclosure of secret processes or confidential information of an Employer in violation of an agreement with or a policy of an Employer, or (iv) intentional conduct contrary to an Employer's announced policies or practices where either:

        (A) the nature and/or severity of the conduct or its consequences typically would have resulted in immediate termination based on the Corporation's established employee termination or disciplinary practices in place on the Reference Date; or

        (B) the employee has been provided with written notice detailing the relevant policy or practice and the nature of the objectionable conduct or other violation, and within 20 business days of the receipt of such notice the employee has not remedied the violation or ceased to engage in the objectionable conduct.

        "Change of Control" means the occurrence of any of the following events:

        (i) (1) while the Parent directly or indirectly holds a majority of the combined voting power of the outstanding securities of the Corporation, the Parent is merged or consolidated or reorganized into or with another corporation or other legal entity and, as a result of such merger, consolidation or reorganization, less than a majority of the combined voting power of the then outstanding securities of such resulting corporation or other legal entity immediately after such transaction is held directly or indirectly in the aggregate by the holders of voting securities of the Parent immediately prior to such transaction, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights, or (2) the Corporation is merged or consolidated or reorganized into or with another corporation or other legal entity and, as a result of such merger, consolidation or reorganization, less than a majority of the combined voting power of the then outstanding securities of such resulting corporation or other entity immediately after such transaction is held directly or indirectly in the aggregate by the Parent or the holders of voting securities of the Parent immediately prior to such transaction, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights;

        (ii) (1) while the Parent directly or indirectly holds a majority of the combined voting power of the outstanding securities of the Corporation, the Parent sells or otherwise transfers all or substantially all of its assets to another corporation or other legal entity and, as a result of such sale or other transfer of assets, less than a majority of the combined voting power of the then outstanding securities of such corporation or other entity immediately after such sale or transfer is held directly or indirectly in the aggregate by the holders of voting securities of the Parent immediately prior to such sale or transfer, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights, or (2) the Corporation sells or otherwise transfers all or substantially all of its assets to another corporation or other legal entity and, as a result of such sale or other transfer of assets, less than a majority of the combined voting power of the then outstanding securities of such corporation or other entity immediately after such sale or transfer is held directly or indirectly in the aggregate by the Parent or the holders of voting securities of the Corporation immediately prior to such sale or transfer, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights;

        (iii) (1) while the Parent directly or indirectly holds a majority of the combined voting power of the outstanding securities of the Corporation, a report is filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any "person" (as that term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the "beneficial owner" (as that term is used in Rule 13d-3 promulgated under the Exchange Act) of securities representing 50 percent or more of the voting securities of the Parent (or any successor thereto by operation of law or by reason of the acquisition of all or substantially all of the assets of the Parent), including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights, or
(2) (a) prior to the Initial Public Offering, the Parent sells, assigns, distributes or otherwise transfers to a person or persons (other than to a person or persons that in the aggregate, hold directly or indirectly a majority of the combined voting power of the outstanding voting securities of the Parent immediately prior to such sale, assignment, distribution or other transfer) 50 percent or more of the voting securities of the Corporation, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights, or
(b) following the Initial Public Offering, a report is filed on Schedule 13D or Schedule TO (or any successor schedule, form or report) disclosing that any person (other than Parent or any person or persons that, in the aggregate, hold directly or indirectly a majority of the combined voting power of the outstanding voting securities of the Parent immediately prior to the condition or event that is the subject of such report) has become the beneficial owner of securities representing 50 percent or more of the voting securities of the Corporation (or any successor thereto by operation of law or by reason of the acquisition of all or substantially all of the assets of the Corporation), including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights; or

        (iv) (1) while the Parent directly or indirectly holds a majority of the combined voting power of the outstanding securities of the Corporation, the Parent (or any successor thereto by operation of law or acquisition of all or substantially all of the assets of the Parent) files a report or proxy statement pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form, report or item therein) that a change of control of the Parent (or any such successor) has occurred, or (2) the Corporation (or any successor thereto by operation of law or by acquisition of all or substantially all of the assets of the Corporation) files a report or proxy statement pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form, report or item therein) that a change in control of the Corporation (or such successor) has occurred (other than any Change in Control of the Corporation that results from the Parent selling, assigning, distributing or otherwise transferring the voting securities that it owns in the Corporation to a person or persons that, in the aggregate, hold directly or indirectly a majority of the combined voting power of the outstanding voting securities of the Parent immediately prior to such sale, assignment, distribution or other transfer);

provided, however, notwithstanding the provisions of clauses (iii) and (iv) above, a "Change of Control" shall not be deemed to have occurred solely because the Parent, or a corporation or other legal entity in which the Parent directly or indirectly beneficially owns 50 percent or more of the voting securities, or any Parent-sponsored or Corporation-sponsored employee stock ownership plan or other employee benefit plan of the Corporation or the Parent, either files or becomes obligated to file a report or proxy statement under or in response to
Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor form, report, schedule or item therein) under the Exchange Act, disclosing beneficial ownership by it of voting securities of the Parent or the Corporation, whether in excess of 50 percent or otherwise, or because the Parent or the Corporation, as appropriate, reports that a change of control of the Parent or the Corporation, as appropriate, has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Commission" means the United States Securities and Exchange Commission.

        "Common Shares" means, together, shares of the Corporation's Class A Common Stock, par value $0.001 per share ("Class A Common Shares") and shares of the Corporation's Class B Common Stock, par value $0.001 per share ("Class B Common Shares"). When used in connection with awards made under this Plan with a Date of Grant prior to October 23, 2000, the term "Common Shares" shall mean Class B Common Shares. When used in connection with awards made under this Plan with a Date of Grant on or after October 23, 2000, the term "Common Shares" shall mean Class A Common Shares.

        "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

        "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

        "Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

        "Designated Affiliate" means the Parent or any legal entity (other than the Corporation or any Subsidiary) in which the Parent now or hereafter directly or indirectly owns or otherwise controls more than 50 percent of the total combined voting power represented by all classes of stock or other securities issued by such legal entity or, in the case of a partnership or other legal entity that does not have outstanding shares of stock or other securities, in which the Parent now or hereafter has a direct or indirect ownership interest (representing the right generally to make decisions for such partnership or legal entity) of more than 50 percent.

        "Employer" means the Corporation, Subsidiary or a successor to any such entity by merger or otherwise upon or following a Change of Control.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Executive" means any individual who has been designated by the Board as an executive or officer of the Corporation or any Subsidiary for the purposes of this Plan.

        "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

        "Good Reason" means that an Executive shall have made a good faith determination that one or more of the following has occurred:

        (i) any significant and adverse change in the Executive's duties, responsibilities and authority, as compared in each case to the corresponding circumstances in place on the Reference Date;

        (ii) a relocation of the Executive's principal work location as established on the Reference Date to a location that is more than 30 miles away from such location;

        (iii) a reduction in the Executive's salary or bonus potential that is not in either case agreed to by the Executive, or any other significant adverse financial consequences associated with the Executive's employment as compared to the corresponding circumstances in place on the Reference Date; or

        (iv) a breach by any Employer of its obligations under any agreement to which the Employer and the Executive are parties that is not cured within 20 business days following the Employer's receipt of a written notice from the Executive specifying the particulars of such breach in reasonable detail.

        "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e), as promulgated and amended from time to time by the Commission under the Exchange Act, or any successor rule to the same effect.

        "Incentive Stock Option" means an Option Right that is intended to quality as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

        "Initial Public Offering" means the initial underwritten offering of Class A Common Shares to the general public pursuant to a registration statement filed with, and declared effective by, the Commission pursuant to the Securities Act.

        "Management Objectives" means the achievement or performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Restricted Shares.

        "Market Value per Share" means the fair market value of the Common Shares as determined by the Board from time to time.

        "Nonaffiliate Director" means a person who (i) is serving (or who has been elected or appointed and has agreed to serve) as a member of the Board,
(ii) is not an officer or employee of the Corporation or any Subsidiary or a beneficial owner of 10 percent or more of the outstanding Common Shares, or so long as the Parent directly or indirectly holds a majority of the combined voting power of the outstanding securities of the Corporation, a beneficial owner of shares of capital stock of the Parent representing in the aggregate voting power of 10% or more of the total outstanding voting securities of the Parent, or so long as the Parent directly or indirectly holds 10 percent or more of the combined voting power of the outstanding securities of the Corporation, is not an officer or employee of the Parent, and (iii) was not elected or appointed as a member of the Board pursuant to or in connection with any contractual or other commitment on the part of the Corporation or the Parent to cause such person to be elected or appointed, or to nominate or otherwise advance such person for election or appointment, as a member of the Board.

        "Nonqualified Option" means an Option Right that is not intended to qualify as a Tax-Qualified Option.

        "Optionee" means the person so designated in an agreement evidencing an outstanding Option Right.

        "Option Price" means the purchase price payable upon the exercise of an Option Right.

        "Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-Qualified Option granted pursuant to Section 4, or a Replacement Option Right granted pursuant to
Section 18(c), of this Plan.

        "Participant" means a person who is selected by the Board to receive benefits under this Plan and (i) at the time award(s) are made to such person under this Plan, (a) is a Nonaffiliate Director or an officer (including but not limited to an officer who may also be a member of the Board) or other key employee of or a consultant or advisor to the Corporation or any Subsidiary or
(b) has agreed to commence serving in such capacity to the Corporation or any Subsidiary, or (ii) with respect to any vested awards held by such person under this Plan, is a former employee of the Corporation or any of its Subsidiaries, who, at the Corporation's request, becomes employed by a Designated Affiliate.

        "Parent" means Nextel Communications, Inc., a Delaware corporation.

        "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

        "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

        "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

        "Reference Date" means the day before the effective date of any Change of Control of the Corporation.

        "Replacement Option Right" means an Option Right granted pursuant to
Section 18(c) of this Plan in exchange for the surrender and cancellation of an option to purchase shares of another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise.

        "Restricted Shares" means Common Shares granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

        "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Commission under the Exchange Act, or any successor rule to the same effect.

        "Securities Act" means the Securities Act of 1933, as amended from time to time.

        "Spread" means, in the case of a Free-Standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

        "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest that represents, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock or other ownership or equity interest units issued by such corporation, partnership, joint venture, unincorporated association or other entity.

        "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

        "Tax-Qualified Option" means an Option Right that is intended to qualify under particular provisions of the Code, including but not limited to an Incentive Stock Option.

        As used in this Plan, the term "employment" shall be deemed to refer to service as a member of the Board or as a consultant, as well as to a traditional employment relationship, as the case may be.

        3.      Shares and Performance Units Available under the Plan.

        (a)     (i)   All awards made under this Plan with a Date of Grant prior to October 23, 2000 shall be made in respect of Class B Common Shares and all awards made under this Plan with a Date of Grant on or after October 23, 2000 shall be made in respect of Class A Common Shares.

                (ii) Subject to adjustment as provided in Section 12 of this Plan, the number of Common Shares covered by outstanding awards, except Replacement Option Rights, granted under this Plan and issued or transferred upon the exercise or payment thereof shall not in the aggregate exceed 30,000,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof; provided, however, that the number of Common Shares issued or transferred as Restricted Shares shall not in the aggregate exceed 1,200,000 Common Shares, subject to adjustment as provided in Section 12 of this Plan.

                (iii) Subject to adjustment as provided in Section 12 of this Plan, the number of Common Shares covered by Replacement Option Rights granted under this Plan during any calendar year shall not in the aggregate exceed five percent of the Common Shares outstanding on January 1 of that year.

                (iv)    For the purposes of this Section 3(a):

                (1) Upon payment in cash of the benefit provided by any award granted under this Plan, any Class A Common Shares that were covered by that award shall again be available for issuance or transfer hereunder. Upon payment in cash of the benefit provided by any award granted under this Plan in respect of Class B Common Shares, a number of Class A Common Shares equal to the number of Class B Common Shares that were covered by such award shall be available for issuance or transfer hereunder in substitution therefor.

                (2) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

        (b) Subject to adjustment as provided in Section 12 of this Plan, the number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 3,000,000. Performance Units that are granted under this Plan, but are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

        (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 12 of this Plan, the aggregate number of Common Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options shall not exceed 30,000,000 Common Shares.

        4. Option Rights. The Board may authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Each grant shall specify the number of Common Shares to which it pertains.

        (b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant; provided, however, that the Option Price per Common Share of a Replacement Option Right may be less than the Market Value per Share on the Date of Grant.

        (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, nonrestricted Class A Common Shares or Class B Common Shares that, in either case, have been held by a Participant for more than six months and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including but not limited to any form of consideration authorized under Section 4(d), on such basis as the Board may determine in accordance with this Plan and (iv) any combination of the foregoing.

        (d) On or after the Date of Grant of any Nonqualified Option, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Class A Common Shares or Class B Common Shares that in any such case have been held by a Participant for more than six months and that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the

Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

        (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

        (f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

        (g) Each grant (i), unless otherwise determined by the Board, shall become exercisable with respect to fifty percent (50%) of the Common Shares covered thereby on the second anniversary of the Date of Grant and with respect to twenty-five percent (25%) of the Common Shares covered thereby on each of the third and fourth anniversaries of the Date of Grant for so long as the Optionee remains in the continuous employ of an Employer; provided, however, in the event of an Initial Public Offering or Change in Control prior to the first anniversary of the Date of Grant, twenty-five percent (25%)of the Common Shares covered thereby shall become exercisable on each of the first four anniversaries of the Date of Grant for so long as the Optionee remains in the continuous employ of an Employer or in the event of an Initial Public Offering or Change in Control on or after the first anniversary of the Date of Grant but prior to the second anniversary of the Date of Grant, twenty-five percent (25%) of the Common Shares covered thereby shall become exercisable on the first to occur of the Initial Public Offering or Change in Control and twenty-five percent (25%) of the Common Shares covered thereby shall become exercisable on each of the second, third and fourth anniversaries of the Date of Grant for so long as the Optionee remains in the continuous employ of an Employer and (ii), unless otherwise expressly determined in a resolution duly adopted by the Board on the Date of Grant or such later date on which the Board may ratify such grant, shall provide that the Option Rights shall (1) if the Optionee is a Nonaffiliate Director, immediately become fully exercisable upon the occurrence of a Change of Control of the Corporation or (2) if the Optionee is recognized by any Employer as a regular full time employee, immediately become fully exercisable upon the termination of the Optionee's employment by an Employer without Cause during the Accelerated Vesting Period and also, in the case of an Optionee who is an Executive, upon the termination of the Optionee's employment by the Optionee for Good Reason during the Accelerated Vesting Period; provided, however, that any such Accelerated Vesting Provision or any acceleration under
Section 4(g)(i) shall be deemed void ab initio and shall be of no force or effect, if it should be determined that any such provision would prevent a proposed merger or other business combination that is intended by the parties thereto (which may include either or both of the Parent and the Corporation) to be accounted for as a pooling of interests from being so accounted for.

        (h) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Tax-Qualified Options or combinations thereof.

        (i) On or after the Date of Grant of any Nonqualified Option, the Board may provide for the payment to the Optionee of dividend equivalents thereon in cash or Class A Common Shares or Class B Common Shares on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents shall be credited against the Option Price.

        (j) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

        (k) Each grant shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        5. Appreciation Rights. The Board may authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount that shall be determined by the Board and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of the Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Class A Common Shares, Class B Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Board the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

        (b) Any grant shall specify that no amount payable upon the exercise of an Appreciation Right shall be required to be paid to the extent that such payment would not be permitted under, or would constitute a breach or violation of, any indenture, loan agreement or other instrument or agreement to which the Corporation is a party or by which it is bound, and also may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Board on the Date of Grant.

        (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

        (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a Change of Control or other similar transaction or event.

        (e) On or after the Date of Grant of any Appreciation Rights, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash, Class A Common Shares or Class B Common Shares on a current, deferred or contingent basis.

        (f) Each grant shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        (g) Regarding Tandem Appreciation Rights only: Each grant shall specifically identify the related Option Right (or similar right granted under any other plan of the Corporation) and shall provide that the Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or such similar right) is also exercisable and the Spread is positive and
(ii) by surrender of the related Option Right (or such similar right) for cancellation.

        (h)     Regarding Free-Standing Appreciation Rights only:

                (i) Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                (ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised;

                (iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-Standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-Standing Appreciation Rights in the event of a Change of Control or other similar transaction or event; and

                (iv) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

        6. Restricted Shares. The Board may authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

        (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

        (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a Change of Control or other similar transaction or event.

        (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

        (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Class A Common Shares or Class B Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

        (f) Each grant or sale shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

        7. Deferred Shares. The Board may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board may specify.

        (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

        (c) Each grant or sale (i) shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be determined by the Board on the Date of Grant, and (ii), unless otherwise expressly determined in a resolution duly adopted by the Board on the Date of Grant or such later date on which the Board may ratify such grant or sale, shall provide for the earlier termination of the Deferral Period, and the immediate vesting of the Participant's rights to all of the Deferred Shares subject to the grant or sale, (1) if the Participant is a Nonaffiliate Director, upon the occurrence of a Change of Control of the Corporation or (2) if the Participant is recognized by any Employer as a regular full time employee, upon the termination of the Participant's employment by an Employer without Cause during the Accelerated Vesting Period and also, in the case of a Participant who is an Executive, upon the termination of the Participant's employment by the Participant for Good Reason during the Accelerated Vesting Period; provided, however, that any such Accelerated Vesting Provision shall be deemed void ab initio and shall be of no force or effect, if it should be determined that any such provision would prevent a proposed merger or other business combination that is intended by the parties thereto (which may include either or both of the Parent and the Corporation) to be accounted for as a pooling of interests from being so accounted for.

        (d) During the Deferral Period, the Participant shall not have any rights of ownership in the Deferred Shares, shall not have any right to vote the Deferred Shares and, except as provided in Section 11(c), shall not have any right to transfer any rights under the subject award, but the Board may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Class A Common Shares or Class B Common Shares on a current, deferred or contingent basis.

        (e) Each grant or sale shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        8. Performance Shares and Performance Units. The Board may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

        (b) The Performance Period with respect to each Performance Share or Performance Unit (i) shall be determined by the Board on the Date of Grant and
(ii), unless otherwise expressly determined in a resolution duly adopted by the Board on the Date of Grant or such later date on which the Board may ratify such grant, shall provide for the earlier termination of the Performance Period, and the immediate vesting of the Participant's rights to all of the Performance Shares or Performance Units subject to the grant, (1) if the Participant is a Nonaffiliate Director, upon the occurrence of a Change of Control of the Corporation or (2) if the Participant is recognized by any Employer as a regular full time employee, upon the termination of the Participant's employment by an Employer without Cause during the Accelerated Vesting Period and also, in the case of a Participant who is an Executive, upon the termination of the Participant's employment by the Participant for Good Reason during the Accelerated Vesting Period; provided, however, that any such Accelerated Vesting Provision shall be deemed void ab initio and shall be of no force or effect, if it should be determined that any such provision would prevent a proposed merger or other business combination that is intended by the parties thereto (which may include either or both of the Parent and the Corporation) to be accounted for as a pooling of interests from being so accounted for.

        (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services.

        (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

        (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Class A Common Shares or Class B Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

        (f) Any grant of Performance Shares shall specify that no amount payable with respect thereto shall be required to be paid to the extent that such payment would not be permitted under, or would constitute a breach or violation of, any indenture, loan agreement or other instrument or agreement to which the Corporation is a party, or by which it is bound, and also may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board on the Date of Grant. Any grant of Performance Units shall specify that no amount payable with respect thereto shall be required to be paid to the extent that such payment would not be permitted under, or would constitute a breach or violation or, any indenture, loan agreement or other instrument or agreement to which the Corporation is a party or by which it is bound, and also may specify that the amount payable, or the number of Common Shares issuable, with respect thereto may not exceed a maximum specified by the Board on the Date of Grant.

        (g) On or after the Date of Grant of Performance Shares, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Class A Common Shares or Class B Common Shares on a current, deferred or contingent basis.

        (h) The Board may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

        (i) Each grant shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        9. Corporation's Repurchase Right. Upon cessation of a Participant's employment with the Corporation, Subsidiary or Designated Affiliate prior to the Initial Public Offering, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement, discharge or resignation for any reason or no reason, and whether voluntary or involuntarily, the Corporation, or an assignee of the Corporation, shall have the right to repurchase from the Participant (or, (i) if the Participant is then deceased, from the Participant's estate or (ii) if the Participant has transferred shares pursuant to Section 11(d), from the Participant's transferee (a "Permitted Transfer")) any and all Common Shares that are to be, or have been, issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan then held by the Participant (or his or her estate or his or her Permitted Transferee) at a repurchase price per Common Share equal to the Market Value per Share on the date of repurchase; provided, however, that this repurchase right initially applies only to Common Shares that have been held by a Participant for more than six months as of the date of cessation of the Participant's employment and, with respect to Common Shares that have not been held for more than six months, shall be extended to the date six months after the date upon which such shares are acquired. The Corporation may exercise its repurchase right by paying to the Participant (or his or her estate or his or her Permitted Transferee) the aggregate amount of such repurchase price in cash within 30 days following the date of such cessation of the Participant's employment (or following the date upon which the Common Shares have been held for six months, if later), and the Participant (or his or her estate or his or her Permitted Transferee) shall endorse and deliver to the Corporation the certificate(s) representing the Common Shares so repurchased. Until the consummation of an Initial Public Offering, certificates representing all such Common Shares issued to Participants under the Plan, together with a stock power that shall be endorsed in blank by the Participant, shall be held in custody by the Corporation.

        10.     First Refusal Rights; Market Stand-Off.


        (a) Prior to the Initial Public Offering, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the holder of any Common Shares that are to be, or have been, issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions set forth in the agreement evidencing such award; provided, however, that this right of first refusal applies only to Common Shares that have been held by a Participant for more than six months.

        (b) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Initial Public Offering, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Common Shares that are to be, or have been, issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan without the prior written consent of the Corporation or its underwriters.

        11.     Transferability.


        (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution and, except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or his or her guardian or legal representative.

        (b) Prior to the Initial Public Offering, no holder of any Common Shares that have been issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares, upon payment under any grant of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall sell or transfer such Common Shares during a period of six months following their issue or transfer by the Corporation in order to permit the Corporation to exercise the right of first refusal described in Section 10(a) of this Plan.

        (c) The Board also may specify at the Date of Grant that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

        (d) Notwithstanding the provisions of Section 11(a), Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Corporation and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Corporation or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

        12. Adjustments. The Board may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. On or after the Date of Grant of any award under this Plan, the Board may provide in the agreement evidencing the award that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such an equivalent award. The Board may also make or provide for such adjustments in the numbers of Common Shares specified in Sections 3(a)(ii), 3(a)(iii), 3(b), and 3(c) of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 12.

        13. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

        14. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Board (to the extent permitted under any agreements, including without limitation indentures or other financing agreements, to which the Corporation may be a party), any such arrangements may include relinquishment of a portion of any such payment or benefit. In no event, however, shall the Corporation accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Board (to the extent permitted under any agreements, including without limitation indentures or other financing agreements, to which the Corporation may be a party), a Participant may surrender Common Shares held for more than six months to satisfy any tax obligation resulting from any such transaction.

        15. Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 11(c) of this Plan, the Board may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including but not limited to waiving or modifying any limitation or requirement with respect to any award under this Plan.

        16. Foreign Participants. In order to facilitate the making of any award or combination of awards under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by or engaged as consultants to the Corporation, any Subsidiary or any Designated Affiliate outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. In addition, the Board may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Corporation.

        17.     Administration of the Plan.

        (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board consisting of two or more members of the Board, or a subcommittee of a committee of the Board consisting exclusively of two or more "Non-Employee Directors" (as defined in Rule 16b-3), appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

        (b) The Board may from time to time reserve a specified number of Common Shares, subject to adjustment as provided in Section 12 of this Plan, for grants of Nonqualified Options to Participants who have agreed to commence employment with the Corporation or any Subsidiary and may delegate to one or more officers of the Corporation the authority to determine the Participants to whom such Nonqualified Options shall be granted, and to determine the number of such Common Shares to which any such Nonqualified Option shall pertain, subject to the terms and conditions of this Plan and the terms and conditions of an agreement evidencing any such Nonqualified Option and approved by resolution of the Board at the time of such delegation. For the purposes of Section 4(b) of this Plan, as it relates to any Nonqualified Option that shall be granted pursuant to this Section 17(b), (i) the Date of Grant shall be the date on which the Participant agrees to accept employment with the Corporation or any Subsidiary, which may precede the date on which the Participant's employment actually commences (or, if such date is not specified in the Participant's employment offer and acceptance materials, the Date of Grant will be the commencement date of such Participant's employment with the Corporation or any Subsidiary), and (ii) the Market Value per Share on the Date of Grant shall be the closing price of the Class A Common Shares on the Nasdaq Stock Market on the last trading day immediately preceding the Date of Grant.

        (c) The interpretation and construction by the Board of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable for any such action taken or determination made in good faith.

        18.     Amendments and Other Matters.

        (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that (1) any amendment that must be approved by the stockholders of the Corporation in order to comply with applicable law or the rules of any national securities exchange or automated quotation system upon which the Class A Common Shares are traded or quoted shall not be effective unless and until such approval has been obtained and (2) the provisions of Sections 4(g), 7(c) and 8(b), including but not limited to clause
(ii) of each of these Sections, may not be amended following a Change of Control in any way that would adversely affect the rights of holders of awards granted under Sections 4, 7 and 8 hereof.

        (b) With the concurrence of the affected Participant, the Board may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the canceled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled Option Rights or other award not been granted.

        (c) The Board may grant under this Plan any award or combination of awards authorized under this Plan, including but not limited to Replacement Option Rights, in exchange for the surrender and cancellation of an award that was not granted under this Plan (including but not limited to an award that was granted by the Corporation or a Subsidiary, or by another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise, prior to the adoption of this Plan by the Board), and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the canceled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled award not been granted.

        (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation, any Subsidiary or Designated Affiliate and shall not interfere in any way with any right that the Corporation, any Subsidiary or Designated Affiliate would otherwise have to terminate any Participant's employment or other service at anytime.

        (e) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

        (f) The Board may also permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under this Plan pursuant to such procedures, programs or rules as the Board may establish for the purposes of this Plan. The Board may also provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

        (g) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

        (h) All grants, exercises and sales of securities of the Corporation made pursuant to this Plan must be made in compliance with (and may be modified without the consent of the grantee to assure compliance with) all applicable foreign, federal and state laws.